STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2020
Stockholders' Equity Note [Abstract]
STOCKHOLDERS' EQUITY

NOTE 14 -      STOCKHOLDERS’ EQUITY

A. Share capital:

1. Composition:

December 31, 2020 and 2019	Registered	Issued and outstanding
Ordinary shares of NIS 0.33⅓ each	60,000,000	23,475,431

2. On September 2005, the Company registered its Ordinary shares for trade in the United States.

3. The Ordinary shares of the Company confer upon their holders the right to receive notice to participate and vote in general meetings of the Company and the right to receive dividends, if and when, declared.

4. As of December 31, 2017, 2,507,314 ordinary shares representing 10.7% of the share capital of the Company were held by the company as treasury shares.

As part of the Acquisition described in Note 3, the company reissued, on September 2018, 373,489 ordinary shares to the previous shareholders of Road Track (as part of the consideration paid to the sellers), of which 300,472 were returned to the Company on April 2019 due to downward transaction price adjustment.

5. On May 21, 2019, the board of directors approved a share buyback program, which Ituran has commenced. Under the program, the Company is able to repurchase Ituran shares in an amount up to $25 million by December 31, 2020.

During 2019, our fully owned subsidiary had repurchased a total of 227,828 shares amounting to approximately $6.0 million. In 2020, there were no additional purchases of shares.

As of December 31, 2020, 2,662,125 ordinary shares representing 11.3% of the share capital of the Company is held by the Group as treasury shares.

6. Treasury stock have no voting rights.

B. Retained earnings

1. In determining the amount of retained earnings available for distribution as a dividend, the Israeli Companies Law stipulates that the cost of the Company’s shares acquired by the Company and its subsidiaries (presented as a separate item in the statement of changes in equity) must be deducted from the amount of retained earnings.

2. On February 27, 2017, the board of directors approved a change in the dividend policy. The new policy calls for a dividend of $5 million, at minimum per quarter. This new policy became effective starting from the dividend for the first quarter 2017.

3. Dividends are declared and paid in NIS. Dividends paid to stockholders outside Israel are converted into dollars on the basis of the exchange rate prevailing at the date of declaration.

4. During May 2020 (As part of the steps the company did in order to deal with Covid-19), the company's board of directors unanimously approved a freeze on the dividend distribution policy until further notice. On march 3, 2021, the board of directors unanimously approved the unfreeze of the dividend policy and approved the distribution of a cash dividend in the amount of $0.48 per share, totaling approximately US$10 million. The company will pay the dividend on April 6, 2021.

5. During the years ended December 31, 2020, 2019 and 2018, the Company declared dividends in the amount of US$ 0.24, US$ 0.95 and US$ 0.95, per share, totaling US$ 5.0, 20.0 and 20.2 million, respectively (including fourth quarter dividend declared and paid on the following month of January).